UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

P.F. Chang’s China Bistro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 18, 2009, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release announcing a development and license agreement with Alsea, S.A.B. de C.V., the leading Quick Service Restaurant and Casual Dining operator in Latin America, to develop 30 restaurants throughout Mexico over the next 10 years. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	May 18, 2009 Press Release by P.F. Chang’s China Bistro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: May 21, 2009

/s/ Mark D. Mumford
Mark D. Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	May 18, 2009 Press Release by P.F. Chang’s China Bistro, Inc.